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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 25, 2005

                             MDI Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    333-76427
                            (Commission File Number)

         Delaware                                         84-1165714
(State of Incorporation)                    (I.R.S. Employer Identification No.)

               940 West Port Plaza Dr. #100, St. Louis, MO 63146
                     (Address of Principal Executive Office)

                                 (314) 439-6400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

( ) Written communication pursuant to Rule 425 under the securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14A-12 under Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 25, 2005, MDI Technologies, Inc., issued a press release announcing fourth quarter and year end results for the period ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date: January 25, 2005
                                       MDI Technologies, Inc.


                                       By: /s/ Todd A. Spence
                                           -------------------------------------
                                           Todd A. Spence
                                           President and Chief Executive Officer


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
Exhibit No.    Description
-----------    -----------
99.1           Press Release dated January 25, 2005 relating to financial results for the fiscal quarter and year ended December 31, 2004.